UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47281 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, including zip code)
(707) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ENPH	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On July 27, 2023, Enphase Energy, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the second quarter ended June 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this report. Information on the Company’s website is not, and will not be deemed, a part of this report or incorporated into this or any other filings that the Company makes with the Securities and Exchange Commission.
The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
Previously in the Company's 2023 Proxy Statement, the Company announced that David Ranhoff, the Company's Executive Vice President and Chief Commercial Officer, intended to transition to a part-time role in June 2023 as Commercial Advisor. However, Mr. Ranhoff and the Company have decided that he will continue in a full-time capacity as the Company's Executive Vice President and Chief Commercial Officer.
Share Repurchase Program
On July 27, 2023, the Company also announced that its Board of Directors authorized the repurchase of up to an aggregate of $1.0 billion of the Company's common stock. Subject to applicable rules and regulations, the stock repurchases may be made from time to time, through solicited or unsolicited transactions in the open market, in privately negotiated transactions or pursuant to a Rule 10b5-1 plan. The timing, price and volume of repurchases will be based on market conditions, relevant securities laws, and other considerations. The share repurchase program may be discontinued or amended at any time by the Company's Board of Directors and expires on July 26, 2026.

A copy of the press release is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Press release dated July 27, 2023, entitled “Enphase Energy Reports Financial Results for the Second Quarter of 2023”
99.2	Press release dated July 27, 2023, entitled "Enphase Energy Announces New Share Repurchase Program"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2023	ENPHASE ENERGY, INC.
		By:	/s/ Mandy Yang
Mandy Yang
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)